UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2013

ARCTIC CAT INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Hwy 169 North Suite 1000 Plymouth, Minnesota	55441
(Address of Principal Executive Offices)	(Zip Code)

(763) 354-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2013, Timothy C. Delmore announced his retirement from his position as Chief Financial Officer and Secretary for Arctic Cat Inc. (the “Company”), effective May 31, 2014. Mr. Delmore has served the Company as Chief Financial Officer since 1986 and Secretary since 1989. The Company will begin an outside search to replace Mr. Delmore and is highly confident of securing such a replacement well before Mr. Delmore’s retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARCTIC CAT INC.

By	/s/ Claude J. Jordan

Claude J. Jordan
Chairman, President and Chief Executive Officer

Dated: November 18, 2013